UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

CareMax, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39391	85-0992224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 NW 57 Court Suite 400
Miami, Florida		33126
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 786 360-4768

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CMAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CMAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim

Review.

In connection with the preparation of its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, CareMax, Inc., a Delaware corporation (the “Company”), reevaluated the balance sheet classification of the non-cash prepaid asset associated with the equity consideration issued to the Company’s real estate advisor in July 2021 (the “Prepaid Asset”). The Prepaid Asset was previously classified as short-term in other current assets. The Company concluded that the majority of the Prepaid Asset should instead be classified as long-term within other assets (the “Misclassification”).

The Misclassification related to the short-term classification of the Prepaid Asset, a non-cash asset, and has no impact on the Company’s historical reported total assets, total liabilities or total equity; revenues, expenses, or net loss; adjusted EBITDA, platform contribution, or medical expense ratio; or cash or liquidity.

On March 15, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, after discussion with the Company’s management and WithumSmith+Brown, PC, the Company’s independent registered accounting firm for the year ended December 31, 2021, concluded that the Company’s (i) previously issued audited consolidated financial statements as of and for the year ended December 31, 2021 included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, (ii) previously issued unaudited consolidated financial statements as of and for the three and nine months ended September 30, 2021 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, (iii) previously issued unaudited consolidated financial statements as of and for the three months ended March 31, 2022 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, (iv) previously issued unaudited consolidated financial statements as of and for the three and six months ended June 30, 2022 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022 and (v) previously issued unaudited consolidated financial statements as of and for the three and nine months ended September 30, 2022 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 (collectively, the “Prior Financial Statements”), the earnings release relating to the Company’s financial results as of and for the fiscal year ended December 31, 2022 (the “FY2022 Earnings Release”) and any reports, related earnings releases, investor presentations or similar communications describing the Prior Financial Statements, including the FY2022 Earnings Release, should no longer be relied upon due to the Misclassification of the Prepaid Asset.

As a result of the foregoing, as soon as practicable, the Company intends to amend its Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2021, March 31, 2022, June 30, 2022 and September 30, 2022 to restate its financial statements for those periods.

As previously disclosed, in connection with the preparation and audit of the Company’s financial statements for the year ended December 31, 2021, certain material weaknesses were identified in the Company’ internal control over financial reporting. As of the date of the filing of this Current Report on Form 8-K, management of the Company has determined that such material weaknesses had not been remediated as of December 31, 2022. As a result of the Misclassification, the Company is evaluating its disclosure controls and procedures and internal control over financial reporting. There can be no assurance that additional material weaknesses will not be identified as the Company completes its financial close process.

Management and the chair of the Audit Committee have discussed the matters described herein, including the restatement of the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022 and September 30, 2022, with the Company's current independent registered public accounting firm, PricewaterhouseCoopers LLP.

Forward-Looking Statements

This Current Report on Form 8-K may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding the effects of the restatement of the Company’s past financial statements, the filing of the Company’s amended periodic reports and the Company’s evaluation of its disclosure controls and procedures and internal control over financial reporting. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the timing and nature of the final resolution of the accounting issues discussed in this Current Report on Form 8-K, any delay in the filing of required periodic reports with the U.S. Securities and Exchange Commission (the “SEC”), whether a restatement of financial results will be required for other accounting issues for the same or other periods in addition to the restatement currently expected by management, additional uncertainties related to accounting issues generally, adverse effects on the Company’s business as a result of the restatement process and other risks identified in the Company's reports filed with the SEC. All information provided in this Current Report on Form 8-K is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 16, 2023	By:	/s/ Kevin Wirges
Name: Kevin Wirges Title: Executive Vice President, Chief Financial Officer and Treasurer